                              Prospectus Supplement
                            VEL II Separate Account of
            Allmerica Financial Life Insurance and Annuity Company Supplement to Prospectus dated May 1, 1996 and revised August 30, 1996



Due to a typographical error in the Sub-Adviser Fee Table on page 23 of the prospectus, the Rate for the Select Capital Appreciation Fund for Assets Over $100 million was incorrectly printed as 0.30%; therefore the Sub-Adviser's Fee Table is amended to read as follows:


   SUB-ADVISER                 FUND                        NET ASSET VALUE          RATE
   -----------                 ----                        ---------------          ----

Janus Capital Corporation    Select Capital Appreciation   First $100 Million       0.60%
                                                           Over $100 Million        0.55%


                               * * *

The first paragraph of the Examples on page A-13 under Appendix D--Maximum Surrender Charge per $1,000 Face Amount is amended to read as follows:

                             EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,073.57. His maximum surrender charge is calculated as follows:

     (1) Deferred Administrative Charge          $850.00
         ($8.50/$1,000 of Face Amount)

     (2) Deferred Sales Charge                   $873.62
         (49% x 1.660714 GAPs)                   -------

                  TOTAL                        $1,723.62

     Maximum Surrender Charge per
     Table on page A-11 (16.60 x 100)            $1,660.00





                                           Supplement Dated: October 31, 1996